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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 28, 1998


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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



          Delaware                         1-27                  74-1383447
(State or other jurisdiction of      (Commission File        (I.R.S.  Employer
       incorporation)                     Number)         Identification Number)



       2000 Westchester Avenue,                                   10650
        White Plains, New York                                  (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


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Item 5. Other Events
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On April 28, 1998, the  stockholders of the Registrant  approved an amendment to the Registrant's Rights Agreement, dated March 16, 1989, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent ("Agreement"). The amendment extends the expiration date of the Agreement until May 1, 2004.

Pursuant  to  the  Agreement,   in  1989  the  Registrant  declared  a  dividend
distribution of one Right (adjusted in 1997 to one-half Right due to a two-for-one stock split) for each outstanding share of common stock. Unless redeemed by the Registrant, the Rights will be exercisable only after a person acquires, obtains the right to acquire or commences a tender offer that would result in that person acquiring 20% or more of the outstanding common stock other than pursuant to a Qualifying Offer. A Qualifying Offer is an all-cash, fully financed tender offer for all outstanding shares of common stock which remains open for 45 days, which results in the acquiror owning a majority of the Registrant's voting stock, and in which the acquiror agrees to purchase for cash all remaining shares of common stock. The Rights entitle holders to purchase from the Registrant Units of the Registrant's Series D Junior Participating Preferred Stock (Series D). In general, each Right entitles the holder to acquire shares of Series D, or in certain cases common stock, property or other securities at a formula value equal to two times the exercise price of the Right.

A copy of the Agreement, as amended as of April 28, 1998, is incorporated herein by reference to Exhibit 1, pages 40 through 78, of the Registrant's proxy statement dated March 17, 1998. Exhibit 1 includes a Form of Summary of Rights. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(C)    Exhibits

99.1 Form of Amended Rights Agreement, dated March 16, 1989, as amended as of April 28, 1998, between Texaco Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, incorporated herein by reference to
         Exhibit 1, pages 40 through 78, of Texaco Inc.'s proxy statement dated March 17, 1998, SEC File No. 1-27.









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                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                TEXACO INC.
                                                           ---------------------
                                                               (Registrant)





                                                        By:     R.E. KOCH
                                                           ---------------------
                                                           (Assistant Secretary)





Date:  April 29, 1998
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